                                                                   EXHIBIT 10.48

                                                        * Confidential Treatment
                                                          Requested


                  KOLL-DOVE GLOBAL DISPOSITION SERVICES, LLC

                              BUY/SELL AGREEMENT

================================================================================

     THIS Buy/Sell Agreement (this "Agreement"), is entered into by and between Koll-Dove Global Disposition Services, LLC, a California limited liability company (the "Company") and each member ("Member") executing this Agreement, with respect to all units owned by said Member of the Company's units now or hereafter outstanding (the "Units"), for the purpose of protecting the Company and the other Members in the event of a purchase or transfer of the Units of any Member as provided for in this Agreement.

                               R E C I T A L S:


     A. The Members executing this Agreement are the owners of the Units of the Company.

     B. This Agreement is being entered into concurrent with and as part of the Company's Operating Agreement. Defined terms used herein shall have the same meaning as set forth in the Operating Agreement unless otherwise expressly defined herein.

     C. The Company and its Members believe it is in their respective best interest to enter into this Buy/Sell Agreement to provide for the purchase of the Units by the Company or remaining Members, or sale of the Company, upon the occurrence of the events set forth herein subject to the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the foregoing Recitals and the terms and conditions set forth below, the parties agree as follows.

                               A G R E E M E N T

     1.   Membership Certificates.  If certificates are issued, Members shall
          -----------------------
have placed on all the certificates representing the Units the legend set forth in Section 9 of this Agreement. None of the Units shall be transferred, encumbered, or in any way alienated except under the terms of this Agreement. Members shall have the right to vote the Units and receive the distributions thereon, if any, until the Units are sold or transferred as provided in this Agreement.

     2.   Transfer Restrictions.
          ---------------------

          (a)  Consent to Transfer.  Except as otherwise provided in this
               -------------------
Agreement, Members shall not transfer, or in any way dispose of any of the Units or any right or interest in them without obtaining the prior written consent of the Company and of a majority of the Members unless the Members shall first have given written notice to the Company, of their intention to do so (the "Notice") and comply with the terms and conditions of this Agreement. The Notice must name the proposed transferee and specify the number of Units to be transferred, the price per Unit, and the terms of payment. Promptly on receipt of the Notice, the secretary of the Company, shall forward a copy of the Notice to each of the Company's Managers, and within five (5) days thereafter a meeting of the Managers, shall be duly called, noticed, and held to consider the proposed transfer. For fifteen (15) days following the Notice to the Company or ten (10) days after the determination of valuation pursuant to Section 8, whichever is later (the "Time Period"), the Company may purchase the Units at the price and on the terms set forth in Sections 7 and 8 respectively (the "Option").

          (b)  Exercise of Option.  The Company shall exercise the Option by
               ------------------
giving notice to the selling Member of its intent to exercise on or before the expiration of the Time Period. If the Option is exercised by the Company, the Company shall purchase the Units at the price and on the terms as set forth in Sections 7 and 8, respectively.

          (c)  Members' Option.  If the Option is not exercised by the Company
               ---------------
as to all Units set forth in the Notice of intention to transfer within the Time Period, notice of the proposed transfer in the same form as the Notice given to the Company shall be given immediately to the remaining Members (the "Second Notice"), who shall have the option to purchase any Units, not purchased by the Company, at the price and on the terms and conditions as referred to in Section 2(a) above. Within fifteen (15) days after giving the Second Notice, any Members desiring to acquire any part or all of the Units offered shall deliver to the secretary of the Company a written election (the "Written Elections") to purchase the Units or a specified number of them.

     If the total number of Units specified in the Written Elections exceeds the number of available Units, each remaining Member shall have priority, up to the number of Units specified in his Written Election to purchase, to such proportion of the available Units as the number of the Company's Units that he holds bears to the total number of the Company's Units held by all Members electing to purchase. The Units not purchased on such a priority basis shall be allocated in one or more successive allocations to those Members electing to purchase more than the number of Units to which they have a priority right, up to the number of Units specified in their respective Written Elections, in the proportion that the number of Units held by each of them bears to the number of Units held by all of them. Immediately after the Company's receipt of the Written Elections, the Secretary of the Company shall notify each remaining Member of the number of Units as to which his Written Election was effective, and the remaining Members shall meet the terms and conditions of the purchase within ten (10) days thereafter.

          (d)  Failure to Purchase All Units.  If  the Company and the remaining
               -----------------------------
Members do not purchase all the Units set forth in the Notice of intention to transfer, all the Units may be transferred at any time within ninety (90) days from the date of the Notice on the terms specified in the Notice. The transferee will hold the Units subject to the provisions of this Agreement and will not be admitted as a substitute Member except as provided in Section 12(b). No transfer of the Units shall be made after the end of the ninety (90) day period, nor shall any change in the terms of transfer be permitted without a new notice of intention to transfer and compliance with the requirements of this Section.

     3.   Permitted Transfers.  Notwithstanding any provisions in this Agreement
          -------------------
to the contrary, each Member may transfer the Units subject to this Agreement to any Affiliate of said Member, subject to the consent of the Company which may not be unreasonably withheld. Such transferee(s) shall hold the Units subject to all the provisions of this Agreement, as provided in Section 4 of this Agreement. The Parties acknowledge that it is contemplated that Dove Capital Corporation and Dovemedia, Ltd. may merge or otherwise be combined with Ross Dove Company, Inc. and that pursuant to such merger, the Units held by Dove Capital Corporation and Dovemedia, Ltd. would be transferred to Ross Dove Company Corporation, and the Company consents in advance to any such transfer of the Units held by Dove Capital Corporation and Dovemedia, Ltd.

     4.   Obligations of Transferees.  Each transferee or any subsequent
          --------------------------
transferee of the Units, or any interest in such Units, shall, unless this Agreement expressly provides otherwise, hold such Units or interest in the Units subject to all of the provisions of this Agreement and shall make no further transfers except as provided in this Agreement.

     5.   Option to Purchase On Death.  In the case of a Member, within a period
          ---------------------------
beginning with the death of the Member and ending ninety (90) days following the Member's death and qualification of an executor or administrator, or ninety (90) days following the date of final valuation pursuant to Section 7, whichever is later, the Company shall have the option to purchase and redeem all the decedent's Units of the Company's stock, at the price and on the terms provided in Sections 7 and 8 of this Agreement, respectively.

If the Company does not purchase all of the decedent's Units, then the remaining Members shall have the option to purchase any of decedent's Units not acquired by the Company pursuant to the terms and conditions of Section 2(d). The "Second Notice" pursuant to Section 2(d) shall be given on or before the fifth (5th) business day following the end of the Company's prescribed option period as set forth in this Section 5. In the event this option is not exercised upon death as to all the Units owned by the decedent, his estate will hold those Units subject to the provisions of this Agreement.

     Notwithstanding the foregoing, if either Ross Dove or Kirk Dove dies (the "Decedent"), the surviving brother (the "Survivor") and/or Ross-Dove Company, Inc. shall have a first right of refusal to purchase the Decedent's Units within the period beginning with the death of the Decedent and ending sixty (60) days following the Decedent's death and qualification of an executor or administrator, or sixty (60) days following the date of final valuation pursuant to Section 7, whichever is later. The terms and conditions for the purchase of the Decedent's Units by the Survivor shall be as agreed upon between the Survivor and the Decedent's estate. In the event the Survivor does not elect to exercise the Survivor's option by notifying the Company on or before expiration of the sixty (60) day time period, then the Company and the other Members shall have the right to purchase the Decedent's Units in accordance with the foregoing paragraph.

     6.   Optional Purchase On Bankruptcy.  The Company and the remaining
          -------------------------------
Members shall have the option to purchase all of the Units owned by a Member with respect to which an event of Bankruptcy has occurred (the "Insolvent Member") for a period ending the later of: (i) thirty (30) days following the final determination of value pursuant to Section 7 below; (ii) ninety (90) days following the date that all of the remaining Members have actual knowledge of the Bankruptcy; or (iii) ninety (90) days following notice of the Bankruptcy (the "Option Period"). Upon the occurrence of the Bankruptcy, the Insolvent Member shall notify the Company that the event has occurred within ten (10) days after the Bankruptcy. The Insolvent Member's Units shall be subject to purchase by the Company and the remaining Members pursuant to this Section 6. The Company shall have the option during the Option Period to purchase the Units at the price and on the terms set forth in Sections 7 and 8, respectively. If the Company does not purchase all of the Units available for purchase, the remaining Members shall have the right to purchase any remaining Units in accordance with the provisions set forth in Section 2(d) above for a fifteen (15) day period following the expiration of the Option Period. In the event this Option is not exercised as to all the Units owned by the Insolvent Member, the Units not purchased shall thereafter be held by the Insolvent Member's successors in interest subject to the provisions of this Agreement.

     7.   Purchase Price.  The purchase price (the "Purchase Price") shall be
          --------------
equal to a multiple of         *       times the Company's net income for the
immediately preceding complete fiscal year. "Net income" shall be determined by the Company's accountants in accordance with generally accepted accounting principles consistently applied.

     8.   Payment and Transfer of Units.  If Units are transferred pursuant to
          -----------------------------
Sections 2, 5 or 6, the consideration to be paid for the Units shall be paid to the Member or his estate, as the case may be. If a Member is deceased, the deceased Member's personal representative shall apply for and obtain any necessary court approval or confirmation of the sale of the deceased Member's Units under this Agreement. In all events, consideration for the Units shall be delivered by paying twenty-five (25%) of the Purchase Price in cash on the date preceding the expiration of the applicable time period in which to purchase the Units and by delivering a note concurrently therewith (the "Note"). The Note shall provide for payment of principal in three (3) equal annual installments with interest on the unpaid balance at the rate of ten percent (10%) per annum, with full privilege of prepayment of all or any part of the principal at any time without penalty or bonus. Any prepaid sums shall be applied against the installments thereafter falling due in inverse order of their maturity, or against all the remaining installments equally, at the option of the payors. The Note shall provide that, in case of default, after failure to cure within fifteen (15) days, at the election of the holder the entire sum of principal and interest will immediately be due and payable, and that the makers shall pay reasonable attorney's fees to the holder in the event suit is commenced because of default. The Note shall be secured by a pledge of all the Units being purchased in the transaction to which the Note relates. As long as no default occurs in payments on the Note, the purchasers shall be entitled to vote the Units and receive dividends thereon.

     9.   Legends on Certificates.  Any Member's certificate, when issued, shall
          -----------------------
have conspicuously endorsed on its face the following words:

               "SALE, TRANSFER, OR HYPOTHECATION OF THE UNITS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY THE PROVISIONS OF A BUY/SELL AGREEMENT BETWEEN MEMBER AND THE COMPANY, A COPY OF WHICH MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE COMPANY, AND ALL THE PROVISIONS OF WHICH ARE INCORPORATED BY REFERENCE IN THIS CERTIFICATE."

     10.  Spouses.  Individual Members shall cause their spouses to execute a
          -------
Spousal Consent form in substantially the form attached

                                                        * Confidential Treatment
                                                          Requested
hereto as Exhibit "B" and incorporated herein by this reference, which shall include an express provision providing that the spouse agrees to the terms and conditions of this Agreement.

     11.  Transfer Subject to Indebtedness.  Except as expressly set forth
          --------------------------------
herein, the transferee of the Units shall be substituted in the place of a transferring Member as to that portion of any debt guaranteed by said Member on behalf of the Company, with said transferee assuming full responsibility for said guarantee. If the transferring Member's liability cannot be assigned, the purchaser of the Units shall adequately indemnify said transferee against said liability. In no event, however, shall Koll be required to assume any liability for the GE Capital Debt.

     12.  Other Transfer Restrictions.
          ---------------------------

          (a)  Further Restrictions on Transfer of Interests.  In addition to
               ---------------------------------------------
other restrictions found in this Agreement, no Member shall transfer, assign, convey, sell, encumber or in any way alienate all or any part of his or her Member's Interest if the Member's Interest to be transferred, assigned, sold or exchanged, when added to the total of all Members' Interests sold or exchanged in the preceding twelve (12) consecutive months prior thereto, would cause the termination of the Company under the Code, as determined by the Managers unless the Managers determine that there will be no detrimental economic effect to the Company or its Members arising out of said termination.

          (b)  Substitution of Members.  A transferee of a Membership interest
               -----------------------
shall have the right to become a substitute Member only if (i) a Majority Vote of the Members consent to such substitution, which consent may be unreasonably withheld, and (ii) such Person executes an instrument satisfactory to the Managers accepting and adopting the terms and provisions of the Company's Operating Agreement, and (iii) such person pays any reasonable expenses in connection with such Member's admission as a new Member.

          (c)  Rights of Legal Representatives.  If a Member who is an
               -------------------------------
individual dies or is adjudged by a court of competent jurisdiction to be incompetent to manage the Member's person or property, the Member's executor, administrator, guardian, conservator or other legal representative may exercise all of the Member's rights for the purpose of settling the Member's estate or administering the Member's property, including any power the Member has under the Articles of Organization of the Company or this Agreement to give an assignee the right to become a Member. If a Member is a corporation, trust or other entity and is dissolved or terminated, the powers of that Member may be exercised by its legal representative or successor.

     13.  Insurance.
          ---------

          (a)  Purchase of Insurance.  The Company may, but need not, insure
               ---------------------
the life of each Member, naming itself as beneficiary of the life insurance policies. All policies shall be listed on the Schedule of Insurance attached hereto as Exhibit "A" and incorporated herein by this reference. The policies and any proceeds received thereunder shall be held by the Company in trust for the purposes of this Agreement. The Company shall have the right to take out additional insurance on the life of any Member whenever, in the opinion of the Company's Managers, additional insurance may be required and desirable to carry out its obligations under this Agreement. Any such additional policies shall be listed on the Schedule of Insurance and shall be otherwise subject to the terms of this Agreement. This Company shall pay all premiums on insurance policies taken out by it pursuant to this Agreement. The Company shall be the sole owner of all such policies and may apply to the payment of premiums, any dividends declared and paid on the policies. The proceeds of the policies insuring a life of a deceased Member shall be paid by the Company to the successor of the decedent to the extent necessary and sufficient to discharge the Company's obligations hereunder. The Company agrees that it will not cancel any such policy, change the named beneficiary or the method of payment of the proceeds, or change the policy in any other manner, or assign the rights in it, as long as this Agreement remains in effect. The Company may not borrow against the cash value of the policy.

          (b)  Option Regarding Insurance Policies.  If this Agreement is
               -----------------------------------
terminated for any reason other than death, each Member shall have the option to purchase from the Company all or any of the insurance policies covering his respective life for a price equal to its cash surrender value plus the amount of any other premium paid by the Company as of the date of such termination. The option to purchase said policy shall be exercised within sixty (60) days following the termination date, and shall be evidenced by the payment of the purchase price to the Company. The Company shall deliver said policies to the purchaser and shall execute and deliver any reasonable or necessary instruments of transfer.

     14.  Transfer of Units.  With respect to those Members that are entities in
          -----------------
which Ross Dove and Kirk Dove, either individually or collectively, have more than a fifty percent (50%) economic or management ownership interest in, any transfer by Ross and Kirk of said interest that results in their collective ownership therein to be reduced to fifty percent (50%) or less, except as provided in Section 3 above, shall constitute a transfer of Units for purposes of this Agreement. The intent of this Section is to provide terms and conditions whereby the Members that are owned and controlled by Ross and Kirk shall remain under the control of Ross and Kirk and

Ross and Kirk shall continue to have a majority of the economic benefit therefrom. At such time as said control and economic benefit is transferred to a third party the Units held by said Members shall be subject to purchase pursuant to this Agreement.

     15.  Noncompetition.  Concurrent with the execution of this Agreement, the
          --------------
Members entered into a Contribution Agreement and as part of the Contribution Agreement formed the Company. Ross and Kirk, concurrent with the execution of this Agreement, entered into Employment Agreements with the Company (the "Employment Agreements"). In part, the Contribution Agreement and the Operating
Agreement of the Company provide that Koll will contribute         *
Dollars ($    *    ) to the Company subject to the terms and conditions set
forth therein. The Members hereby acknowledge and agree that the Contribution constitutes partial consideration in return for the agreement not to compete by Ross and Kirk pursuant to this Section (the "Noncompetition Restriction"). Koll is making the Contribution to the Company based upon the condition that Ross and Kirk agree not to compete pursuant to the terms and conditions of this Section.

     If either Ross or Kirk terminate their employment with the Company on any date (the "Termination Date") for any reason on or before the end of the third
(3rd) year following the date of this Agreement (the "Employment Period"), they hereby agree that they shall not, either directly or indirectly, engage in or have any interest in any person, firm, corporation or business (whether as an employee, officer, director, agent, security holder, creditor, consultant or otherwise) that engages in any activity any place in the United States (the "Territory"), which activity is the same as, similar to or competitive with any activity that is the same as or similar to the activities engaged in by the Company or any of its Affiliates in the Territory on or before the date of termination. This prohibition against competition shall continue for as long, but not exceeding, the period ending three (3) years from the date of this Agreement, as the Company and its Affiliates or any person deriving title to the business and assets thereof carries on a like business in the Territory. If the Company defaults in its obligations pursuant to Section 5(b) of the Employment Agreements, the Noncompetition Restriction shall terminate as of the date of said default with respect to the employee subject to said default.

     In the event the employment of Ross and/or Kirk is terminated (the "Departing Employee") for any reason following the Employment Period, the Departing Employee shall compensate the Company in the amount set forth in this Section (the "Compensation") if the Departing Employee, or any entity that he is associated with in any way, engages in any business with existing or past clients of the Company (the "Company Clients") during the two (2) year period following the Employment Period (the "Compensation Period"). The Compensation shall be equal to one hundred percent (100%) of the

                                                        * Confidential Treatment
                                                          Requested
gross profits ("Gross Profit") derived by the Company from the applicable Company Clients during the Employment Period reduced by a percentage equal to the number of days from the end of the Employment Period to the date of the first auction or appraisal by the Departing Employee for the applicable Company Client to the total number of days in the Compensation Period. For example, if the Departing Employee conducts an auction for a Company Client 400 days after the end of the Employment Period and the Gross Profit for that Company Client during the Employment Period was $600,000, the Compensation would be equal to $271,260 (400 / 730 = 54.79%; $600,000 - 54.79% = $271,260). The Gross Profit
upon which the Compensation is based shall be the Gross Profit derived by the Company from the same activities that the Company conducted on behalf of the Company Client as are being conducted by the Departing Employee. For example, if the Departing Employee conducts an appraisal for a Company Client, Compensation shall be based upon the Gross Profits from the appraisal business for that Company Client. If the Departing Employee later conducts an auction for that same Company Client, then the Compensation would be recalculated to include payment based upon Gross Profit of the Company for the auction business for that Company Client. If the Company Client conducts business with the Departing Employee and then later transacts business with the Company on or before the end of the Compensation Period, the Compensation shall be adjusted prorata based on the number of days remaining from the date the Company Client comes back to the Company to the end of the Compensation Period. The Compensation due and payable by the Departing Employee to the Company shall be paid on or before the 30th day after the date that the Departing Employee completes the first auction or appraisal for the applicable Company Client.

     Ross and Kirk also agree that during the period from the Termination Date, until the expiration of the Compensation Period that they and/or any entity that they are associated with in any way shall not employ any employees of the Company that were employees of the Company as of the Termination Date.

     The Company was established for the purpose of allowing Koll to invest in the businesses previously conducted by the Dove Group and in Dovetech. Ross and Kirk each own fifty percent (50%) of the interest in the companies in the Dove Group and prior to the contribution of the Dovetech stock to the Company, each owned fifty percent (50%) of the stock of Dovetech; therefore, Ross and Kirk are the direct beneficiaries of the Contribution to the Company. It is agreed that the Contribution constitutes valid consideration for enforcement of the covenant not to compete as set forth in this Section 15 pursuant to California Business and Professions Code Section 16601. In the event that the Contribution is deemed by any judicial body or authority not to constitute adequate consideration for the noncompetition agreement set forth herein, Koll shall have the right to purchase part or all, but not less than ten percent

(10%) of the Departing Employee's Units and the Purchase Price (as defined in
Section 7) shall be deemed to constitute adequate consideration for said Units and the noncompetition agreement set forth herein.

     16.  Sale of the Company.  Following the expiration of the Employment
          -------------------
Period, any Member (the "Electing Member") can elect to have the Company sold (the "Election"). The Electing Member shall notify the other Members (the "Election Notice"). The Members shall have a sixty (60) day period following the Election Notice (the "Negotiation Period") in which to try to negotiate a transaction involving a purchase and sale of some of the Members' interests that are satisfactory to all Members (the "Member Sale"). If the Parties are unable to agree to a Member Sale, and if the Electing Member does not give notice to the other Members on or before the fifth (5th) day following the expiration of the Negotiation Period that the Election is withdrawn, the Company, in its entirety, shall be offered for sale. All of the Members shall use their reasonable good faith efforts to market the Company and shall cause the Company to use those means and provide the resources that would normally be used and provided in selling a company of this nature. Approval of the sale of the Company shall be subject to the approval requirements as set forth in the Company's Operating Agreement.

     17.  General Provisions.
          ------------------

          (a)  Notices.  All notices pertaining to this Agreement shall be in
               -------
writing and shall be transmitted either by personal hand delivery or through the facilities of the United States Post Office, certified or registered mail, return receipt requested. The addresses set forth below for the respective parties shall be the places where notices shall be sent, unless written notice of a change of address is given.

     Any such notices shall be deemed to be given as of the date so delivered.

          (b)  Attorney's Fees.  In the event that any legal, declaratory,
               ---------------
self help, or equitable action is commenced between the Parties hereto or their personal representatives concerning any provision of this Agreement or the rights and duties of any person in relation thereto, the prevailing Party shall be entitled, in addition to such other relief that may be granted, to a reasonable sum for their attorneys' fees and any other costs and expenses relating thereto.

          (c)  Governing Law.  The validity, interpretation, construction and
               -------------
performance of this Agreement shall be controlled by and construed under the laws of the State of California. In the event of any litigation arising out of any dispute in connection with this Agreement, the Parties hereby consent to the jurisdiction of the California courts.

          (d)  Modification.  This Agreement may only be modified by the mutual
               ------------
consent of the Parties in writing.

          (e)  Binding Effect.  Each and every covenant, term, provision and
               --------------
agreement herein contained shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, successors, assigns and legal representatives and shall survive the termination of this Agreement where appropriate to carry out the terms thereof.

          (f)  Severability.  Every provision of this Agreement is intended to
               ------------
be severable. If any terms or provisions hereof are illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder of the Agreement.

          (g)  Entire Agreement.  This Agreement contains the entire Agreement
               ----------------
between the Parties hereto, and supersedes any prior written or oral agreement between the Parties concerning the subject matter contained herein. There are no representations, agreements, arrangements or understandings, oral or written between the Parties hereto, relating to the subject matter contained in this Agreement, which are not fully expressed herein.

     This Agreement is adopted and made effective this _______ day of March, 1995, as evidenced by the signatures set forth below.


Koll-Dove Global Disposition
Services, LLC

By:
   -------------------------
   Ross M. Dove,
   Chief Executive Officer

By:
   -------------------------
   Kirk Dove, President

Address:  1241 East Hillsdale
          Blvd.
          Foster City
          California  94404



                            [Signatories continued]

"MEMBERS"

Ross-Dove Company, Inc.                     Dovemedia, Ltd.

By:                                         By:
   --------------------------                  --------------------------
   Ross M. Dove, Chairman                      Ross M. Dove, Chairman

By:                                         By:
   --------------------------                  --------------------------
   Kirk Dove, President and                    Kirk Dove, President and
   Chief Executive Officer                     Chief Executive Officer

Address:  1241 East Hillsdale               Address:  1241 East Hillsdale
          Blvd.                                       Blvd.
          Foster City                                 Foster City
          California  94404                           California  94404


Dove Capital Corporation                    Koll Management Services, Inc.

By:                                         By:
   --------------------------                  --------------------------
   Ross M. Dove, Chairman                      Glen Raiger,
                                               Executive Vice President
By:
   --------------------------               Address:  4343 Von Karman Ave.
   Kirk Dove, President and                           Newport Beach
   Chief Executive Officer                            California  92660

Address:  1241 East Hillsdale
          Blvd.
          Foster City
          California  94404


- -----------------------------               -----------------------------
Ross Dove                                   Kirk Dove

Address:  130 Montalvo                      Address:  214 Oak Grove
          Redwood City                                Atherton
          California  94062                           California  94025